Daniel S. Glaser President and Chief Executive Officer Marsh & McLennan Companies, Inc. 1166 Avenue of the Americas New York, New York 10036 212 345 4874 Fax 212 345 6676 dan.glaser@mmc.com www.mmc.com

Exhibit 10.63

February 19, 2019

Mark C. McGivney
[Address]
[City, State Zip Code]

Subject:    Terms of Employment

Dear Mark:

This second amendment to the letter agreement, dated September 17, 2015, between you and Marsh & McLennan Companies, Inc., as amended by the first amendment dated January 17, 2018 (together, the “Letter Agreement”), revises the terms and conditions of your employment as follows:

1.	Exhibit A to the Letter Agreement shall be deleted and replaced in its entirety with the attached Exhibit A.

The terms of this amendment are effective as of January 16, 2019. Except as amended by this second amendment, the Letter Agreement will continue to govern your employment as the Chief Financial Officer of Marsh & McLennan Companies, Inc.

Please acknowledge your agreement with the terms of the Letter Agreement, as amended by this second amendment, by signing and dating this and the enclosed copy and returning one to me.

Sincerely,

/s/ Daniel S. Glaser
Daniel S. Glaser
President and Chief Executive Officer
Marsh & McLennan Companies, Inc.

Accepted and Agreed:

/s/ Mark C. McGivney
(Signature)

2/21/2019
(Date)

February 19, 2019
Mark C. McGivney

Exhibit A

Board or Committee Memberships	Accounting Advisory Board of the University of Rhode Island College of Business Administration
Annual Base Salary	$800,000, effective April 1, 2019
Annual Target Bonus Opportunity
Bonus awards are discretionary. Target bonus of $1,300,000 commencing with the 2019 performance year (awarded in 2020). Actual bonus may range from 0% - 200% of target, based on achievement of individual performance objectives and/or Marsh & McLennan Companies’ performance as Marsh & McLennan Companies may establish from time to time.

Annual Target Long Term Incentive Opportunity	Long-term incentive awards are discretionary. Target award of $2,600,000 (based on grant date fair value), commencing with the award made in 2019.